SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

CHECK  THE  APPROPRIATE  BOX:

[ ] PRELIMINARY INFORMATION STATEMENT          [ ] CONFIDENTIAL, FOR USE OF  THE
                                                   COMMISSION ONLY (AS PERMITTED
                                                   BY  RULE 14C-5(D)(2))
[X] DEFINITIVE  INFORMATION  STATEMENT

                            JAGUAR INVESTMENTS, INC.
                  (Name of Registrant As Specified in Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  Fee  required.

[ ]  Fee  computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:

     (2)     Form,  Schedule  or  Registration  Statement  No.:

     (3)     Filing  Party:

     (4)     Date  Filed

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                            JAGUAR INVESTMENTS, INC.
                          10400 GRIFFIN ROAD, SUITE 101
                         FORT LAUDERDALE, FLORIDA 33328

                        PRELIMINARY INFORMATION STATEMENT

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     GENERAL

     This Preliminary Information Statement is being furnished to the stockholders of Jaguar Investments, Inc., a Nevada corporation (the Company), in connection with the proposed adoption of an amendment to the Company's Articles of Incorporation (the Amendment) by the written consent of stockholders holding a majority of the voting power of the Company. The purpose of filing the Amendment is to change the name of the Company from Jaguar Investments, Inc. to Power2Ship, Inc. (Name Change).

     The Company's Board of Directors approved and recommended, pursuant to a written consent dated March 27, 2003, that the Company's Articles of Incorporation be amended in order to effectuate the Name Change. The Company's stockholders holding a majority of the voting power of the Company approved and recommended, pursuant to a written consent dated March 27, 2003, that the Company's Articles of Incorporation be amended in order to effectuate the Name Change. The proposed Amendment will become effective upon the filing of the Amendment with the Secretary of State of the State of Nevada. The Company anticipates that the filing of the Amendment will occur on or about May 16, 2003 (the Effective Date). If the proposed Amendment were not adopted by written consent, it would have been required to be considered by the Company's stockholders at a special stockholders meeting convened for the specific purpose of approving the Amendment.

     The elimination of the need for a special meeting of stockholders to approve the Amendment is authorized by Section 78.320(2) of the Nevada Revised Statutes (the NRS) which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special meeting. Pursuant to NRS Section 78.390(1)(b), a majority of the voting power is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of stockholders holding a majority of the voting power of the Company.

     Richard Hersh, Jonathan Marks, Michael Garnick, and Lawrence Diodato, who beneficially own in the aggregate 3,966,684 shares of Common Stock and 87,000 shares of Preferred Stock of the Company, representing approximately 50.5% of the voting power of the Company, gave their written consent to the adoption of the Amendment described in this Information Statement on March 27, 2003. It is proposed that this Information Statement will be first sent to the stockholders on or about April 20, 2003. The record date established by the Company for purposes of determining the number of outstanding shares of common stock of the Company, and thus the voting power, is March 27, 2003 (the Record Date).

     The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the NRS. No additional action will be undertaken by the Company with respect to the receipt of the written consents, and no dissenters rights under the NRS are afforded to the Company's stockholders as a result of the adoption of the Amendment.

                     OUTSTANDING VOTING STOCK OF THE COMPANY

     As of the Record Date, there were 24,911,448 shares of Common Stock outstanding, 87,000 shares of Series Y Preferred Stock. The Common Stock and Series Y Preferred Stock constitute the outstanding classes of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. Each share of Series Y Preferred Stock entitles the holder to two hundred (200) votes on all matters submitted to stockholder.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth Common Stock ownership information as of April 9, 2003, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each person intending to file a written consent to the adoption of the Amendment described herein; and (iv) all directors, executive officers and designated stockholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 10400 Griffin Road, Suite 101, Fort Lauderdale, Florida 33328.
                                      SHARES                   PERCENT OF
NAME                            BENEFICIALLY OWNED        SHARES OUTSTANDING

Richard Hersh (1)                   4,291,629 (1)                  14.7% (1)

R&M Capital Partners Inc.           3,850,000                      15.5%
545 8th Avenue, Suite 401
New York NY 10018

Michael Garnick                     2,500,000                      10.0%
1590 Stockton Rd.
Meadowbrook, PA 19046

Jonathon Marks                      1,200,619                       4.8%
780 Verona Lake Dr.
Weston, FL 33326

Michael Darden (2)                    798,195 (2)                   3.1% (2)
811 Eagle Crossing Dr.
Lawrenceville, GA 30044

Douglas F. Gass (3)                   532,130                        2.1%

Lawrence Diodato                      266,065                        1.1%
7486 Greenville Circle
Lake Worth, FL 33467

All officers and directors          5,621,954 (1)(2)                18.7% (1)(2)
as a group (three persons)


(1) Richard Hersh is the Company's Chief Executive Officer and Chairman and all of Mr. Hersh's Shares underlie vested common stock options and such under-lying Shares have been included in the calculation of the ownership percentages for Mr. Hersh and for the officers and directors as a group. Further, Mr. Hersh owns 87,000 shares of the Company's Series Y Preferred Stock with 200 votes per share that have the right to vote with the common shareholders in all matters and are convertible into 231,477 Shares at Mr. Hersh's option.

(2) Michael Darden is the Company's President and all of Mr. Darden's Shares underlie vested stock common options and such underlying Shares have been included in the calculation of the ownership percentages for Mr. Darden and for the officers and directors as a group.

(3)  Douglas  Gass  is  a  director  of  the  Company.

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

     On March 27, 2003, our Board of Directors unanimously executed a written consent authorizing and recommending that our stockholders approve a proposal to effect the Name Change. On March 27, 2003, Company stockholders holding a majority of the voting power of the Company executed a written consent authorizing and approving the proposal to effect the Name Change. The Name Change will become effective upon filing of the Amendment to our Articles of Incorporation with the Nevada Secretary of State, but our Board of Directors reserves the right not to make such filing if it deems it appropriate not to do so.

PURPOSE  OF  THE  PROPOSED  NAME  CHANGE

     The Board believes that the new name, Power2Ship, Inc., will reflect our change in business. Our Board believes that the new name will promote public recognition and more accurately reflect our intended business focus.

NO  DISSENTERS  RIGHTS

     Under the NRS, our dissenting stockholders are not entitled to appraisal rights with respect to our proposed Amendment, and we will not independently provide our stockholders with any such right.

                                      BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


Date:  April 18,  2003                /s/Richard  Hersh
                                      ------------------
                                      Richard  Hersh,  Chief  Executive  Officer
                                      Jaguar  Investments,  Inc.

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                            JAGUAR INVESTMENTS, INC.


     Pursuant to Section 78.385 of the Nevada Revised Statutes, the undersigned Chief Executive Officer of Jaguar Investments, Inc., a corporation organized and existing under and by virtue of the law of the State of Nevada (the "Corporation"), does hereby certify:

     That pursuant to a Written Consent of the Board of Directors dated March 27, 2003, and a Written Consent of stockholders holding at least a majority of the voting power of the Company dated March 27, 2003, the Board of Directors and stockholders approved the amendment to the Corporation's Articles of Incorporation as follows:

     FIRST: Article I of the Articles of Incorporation of this Corporation is amended in its entirety to read as follows:

          NAME:  The  name  of  this  corporation  is  Power2Ship,  Inc.

     SECOND: The foregoing amendment was adopted by a Written Consent of the Board of Directors dated March 27, 2003, pursuant to Section 78.315(2) of the Nevada Revised Statutes, and Written Consent of stockholders holding at least a majority of the voting power of the Corporation dated March 27, 2003, pursuant to Section 78.320(2) of the Nevada Revised Statutes. The number of votes cast for the amendment to the Corporation's Articles of Incorporation were sufficient for approval.

IN  WITNESS  WHEREOF, the undersigned, being the Chief Executive Officer of this
Corporation,  has  executed  this  Certificate of Amendment as of              ,
                                                                 --------- ----
2003.

                                          JAGUAR  INVESTMENTS,  INC.


                                          By:
                                              -------------------
                                              Richard  Hersh
                                              Chief  Executive  Officer